                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                            GLOBAL EQUITY PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              0.7%
Belgium                1.7%
Bermuda                0.3%
Canada                 2.4%
Denmark                0.1%
Finland                1.2%
France                 7.4%
Germany                5.0%
Ireland                2.2%
Italy                  3.0%
Japan                  7.5%
Netherlands            3.8%
New Zealand            0.6%
Portugal               0.8%
Spain                  2.9%
Sweden                 1.0%
Switzerland            8.7%
United Kingdom         9.5%
United States         33.3%
Other                  7.9%

TOP FIVE HOLDINGS
                                                            PERCENT
                                                              OF
                                                              NET
SECURITY                                      COUNTRY       ASSETS
----------------------------------------  ---------------  ---------
Philip Morris Cos., Inc.                   United States       3.3%
American Stores Co.                        United States       3.1%
Nestle (Registered)                         Switzerland        3.0%
Cie Financiere Richemont AG,
 Class A                                    Switzerland        2.8%
Houghton Mifflin Co.                       United States       2.1%

TOP FIVE SECTORS
                                             VALUE        PERCENT OF
INDUSTRY                                     (000)        NET ASSETS
----------------------------------------  ------------   ------------
Consumer Products                         $     11,772         27.0%
Finance                                          7,272         16.7%
Capital Equipment                                6,897         15.8%
Services                                         6,525         15.0%
Materials                                        3,345          7.7%

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)
------------------------------------

                                               TOTAL RETURNS(2)
                                          --------------------------
                                                          AVERAGE
                                                          ANNUAL
                                                           SINCE
                                           ONE YEAR    INCEPTION(3)
                                          ----------   -------------
PORTFOLIO...............................      13.47%         16.76%
INDEX...................................      24.34%         20.50%

1. The MSCI World Index is an unmanaged index of the market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australasia, the Far East, Canada and the United States.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               GLOBAL EQUITY    MSCI WORLD

                                    Portfolio       Index(1)
1/2/97*                               $10,000        $10,000
12/31/97                              $12,004        $11,666
12/31/98                              $13,621        $14,506
*Commencement of Operations

In accordance with SEC regulations,
Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Global Equity Portfolio is managed with the objective of obtaining long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that the Portfolio's Adviser believes are undervalued.

For the year ended December 31, 1998, the Portfolio had a total return of 13.47% compared to 24.34% for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the period since inception on January 2, 1997 through December 31, 1998, the Portfolio had an average annual total return of 16.76% compared to 20.50% for the Index.

During the second half of 1998, stock selection in Europe was the largest contributor to the Portfolio's underperformance, as the Portfolio's European holdings returned -4.6% compared to the Index's 1.6% gain. One of the Portfolio's largest holdings, Swiss food producer Nestle, rose just 2%, due to concerns over the weakening U.S. dollar affecting revenues and profits (50% of Nestle revenues are derived in dollars or dollar-related currencies). Rallying European currencies also

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

weighed heavily on export oriented companies such as Bayer (-19%), as well as BASF (-20%) which suffered further on the announcement of proposed changes in the structure of German corporate tax. These losses were mitigated by strong performance in the telecommunications sector, where increased penetration of mobile phones in Southern Europe sparked a rally in Telecom Italia (+32%).

The Portfolio's U.S. portion also underperformed the Index, rising 5.2% against the Index's 10.5% return. World oil prices, despite a brief spike during the U.S. air-raids on Iraq, continued to fall sharply, leading to a collapse in the share prices of Ocean Energy (-67%) and contract driller Noble Drilling (-46%). These losses were mitigated by sharp increases in the prices of stocks like Houghton Mifflin (+49%), which benefited from increased sales of school textbooks, and COMSAT (+27%), which announced it was being taken over by Lockheed. Philip Morris (+36%) also gained as the tide of tobacco liability lawsuits appeared to have peaked.

In Asia, the Portfolio outperformed the Index, notably in Japan where the Portfolio returned 21.0% against a 7.9% Index return. Strong U.S. sales allowed consumer products maker Kao Corp to rise 47%, while higher than expected profits also prompted gains in Fujisawa Pharmaceutical (+52%). Both companies also benefited as investors sought shares of companies that were insulated from the domestic economy.

OUTLOOK

Overall the Portfolio is defensively positioned for a continuation of volatile financial market conditions in 1999. The three largest surprises for investors in 1998 were slower than expected global growth (1.8% versus consensus of 3.5%), lower than expected global inflation (1.3% versus consensus of 2.3%), and finally, as a result of the former, weaker than expected earnings. The slowdown in global growth occurring outside the U.S., in particular in Japan, but increasingly in Europe, suggests caution is warranted. Indeed despite aggressive global easing in monetary policy, led by the Federal Reserve, it seems a near certainty that earnings expectations for 1999 are far too optimistic.

Consistent with our cautionary view on global growth, the Portfolio remains overweight in the consumer products sector (27%). Utilities, telecoms and food retailing are also overweighted. Telecom Italia is our largest telecommunication holding. The Portfolio is underweight in those banks with a strong emphasis on regional bank franchises like Bank of Ireland, and Nordbanken. In contrast, the Portfolio has overweighted re-insurance and financial guaranty companies, such as MBIA, Scor, and Enhance Financial due to compelling valuation levels.

The Portfolio remains underweight in the U.S. and Japan. Many of our U.S. holdings reached fair value in the last 12 months and have been sold. Our holdings are concentrated in the mid cap segment of the U.S. market where value is most attractive following an unprecedented narrowing in U.S. market leadership in 1998. We have found selective value in Japanese pharmaceuticals like Fujisawa which is cheap relative to its global peer group. Kao, with its core household products business, and Nippon Telegraph & Telephone lend defensiveness. The challenge in Japan remains finding management who have embraced concepts such as return on capital and maximizing shareholder value. Finding cheap companies is not the problem, rather it is finding high quality cheap companies that is more difficult. Portfolio weightings in Europe have risen gradually through 1998, funded by reductions in the U.S. In particular, Switzerland, UK, Ireland and Germany are overweighted as a result of our stock selection.

1998 has been a difficult year for value managers. This is starkly illustrated by the performance gulf between the MSCI World Growth index for the year (+25%) and the MSCI Value index (+14%) for the year (with the World Index rising 24%). While we know that a value strategy outperforms both Growth and the Index over long periods of time, Value can and has underperformed Growth during times of economic uncertainty as investors pay more for the perception of stable earnings. Similarly, the narrowing leadership associated with manias or stock bubbles can also disadvantage a value style like during the nifty fifty of the early 70's or the internet/technology bubble which drove S & P 500 index performance in 1998. Of note, the S & P 500's performance was narrower than in all

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

but one of the past 10 years. While the S & P 500 returned 28.5% for the year, the median return of all stocks in the Index was just 6.6%. 10 growth stocks accounted for 41% of the S & P 500's 1998 performance. Microsoft, GE, Wal Mart, Lucent, Cisco, and Intel top the list of growth stocks dominating performance. Our disciplined value process ensures that we do not get swept up into such manias, highlighted by the fantastic valuations currently ascribed to internet shares.

The flight to growth and liquidity in 1998 has also meant that the large cap/midcap valuation premium has reached historic proportions. We expect that patient exploitation of this valuation anomaly will be rewarded over time. The Portfolio is a value portfolio and reflects our bottom-up value discipline. The price to cash flow ratio of the Portfolio is less than 9 times versus 14.2 times for the MSCI World Index. This provides some comfort in what seems, after the fourth quarter rally, once again an expensive equity world.

Recent additions to the Portfolio include:

LION NATHAN (New Zealand) enjoys a dominant position, along with Fosters, in the Australasian brewing market. The stock generates substantial free cash flow with capital spending below depreciation and is currently undervalued due to concern over recent market share losses in Australia, and management turnover. The stock is underpinned by its valuation and an attractive dividend yield.

MICHELIN (France) is currently one of the top 3 global tire producers. While the company has been all about margins in the past, the management are now saying that a 15% return on equity is the target, with the margin becoming a means to this end, rather than an end in itself. Management seem to be fairly advanced in their thinking in terms of return on capital employed, and this is very important as Michelin has never in the past been run on asset efficiency. From an external perspective, the three majors do seem to be playing a more profit oriented game now that they have a clear lead over the second tier in terms of market share. Consolidation has come in the OEM which should no longer need to be subsidised by the AM, a fact that has helped the smaller players in the past.

POTASH CORP. OF SASKATCHEWAN (Canada) is the world's lowest cost and highest reserved producer of potash and one of the world's most efficient producers of phosphate and nitrogen, the other key fertilizer applications. The company is renowned for its supply management and is generating substantial free cash flow.

SWISSCOM (Switzerland) is the previously state owned Telecom PTT, which was recently floated in an initial public offering of the shares on October 5, 1998. The company is active in the operation and maintenance of the major voice, mobile and data networks in Switzerland. Swisscom benefits from high market shares and high margins in its mobile business.

January 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1998

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------

COMMON STOCKS (91.7%)
  AUSTRALIA (0.7%)
   117,900   CSR Ltd..........................................  $   288
                                                                -------
  BELGIUM (1.7%)
     2,920   Delhaize-Le Lion.................................      258
     8,890   G.I.B. Group.....................................      466
                                                                -------
                                                                    724
                                                                -------
  BERMUDA (0.3%)
     6,150   Terra Nova (Bermuda) Holdings Ltd., Class A......      155
                                                                -------
  CANADA (2.4%)
     7,550   Potash Corp. of Saskatchewan, Inc................      484
    27,270   TELUS Corp.......................................      576
                                                                -------
                                                                  1,060
                                                                -------
  DENMARK (0.1%)
     1,010   Danisco A.S......................................       55
                                                                -------
  FINLAND (1.2%)
     8,950   Pohjola Insurance Group, Class B.................      491
     3,500   Valmet Oyj.......................................       47
                                                                -------
                                                                    538
                                                                -------
  FRANCE (7.4%)
       875   Bongrain.........................................      392
     5,070   Elf Aquitaine....................................      586
     3,300   France Telecom...................................      262
     2,910   Groupe Danone....................................      833
     2,840   Michelin (C.G.D.E.), Class B.....................      114
     3,180   Pernod Ricard....................................      207
     5,000   Rhone-Poulence, Class A..........................      257
     8,500   Scor.............................................      562
                                                                -------
                                                                  3,213
                                                                -------
  GERMANY (4.8%)
    17,300   BASF AG..........................................      660
     6,780   Bayer AG.........................................      285
       100   Karstadt AG......................................       52
    11,370   VEBA AG..........................................      674
       158   Viag AG..........................................       93
  (a)4,140   Volkswagen AG....................................      335
                                                                -------
                                                                  2,099
                                                                -------
  IRELAND (2.0%)
    23,839   Bank of Ireland..................................      531
    60,901   Green Property plc...............................      345
                                                                -------
                                                                    876
                                                                -------
  ITALY (3.0%)
    52,900   Mediaset S.p.A...................................      430
   137,700   Telecom Italia S.p.A. Di Risp (NCS)..............      868
                                                                -------
                                                                  1,298
                                                                -------
  JAPAN (7.5%)
    14,000   Fuji Photo Film Ltd..............................      521
    16,000   Fujisawa Pharmaceutical Co., Ltd.................      227
    36,000   Hitachi Ltd......................................      223
        48   Japan Tobacco, Inc...............................      481
    32,000   Kao Corp.........................................      723
    10,000   Matsushita Electric Industrial Co., Ltd..........      177
        54   Nippon Telegraph & Telephone Corp................      417

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------
    33,000   Sumitomo Marine & Fire Insurance Co..............  $   209
     3,000   TDK Corp.........................................      275
                                                                -------
                                                                  3,253
                                                                -------
  NETHERLANDS (3.8%)
    12,000   ABN Amro Holding N.V.............................      252
     7,595   Benckiser N.V., Class B..........................      497
    10,012   ING Groep N.V....................................      611
     4,450   Philips Electronics N.V..........................      299
                                                                -------
                                                                  1,659
                                                                -------
  NEW ZEALAND (0.6%)
   111,900   Lion Nathan Ltd..................................      285
                                                                -------
  PORTUGAL (0.8%)
    10,270   Cimpor-Cementos de Portugal......................      328
                                                                -------
  SPAIN (2.9%)
    36,800   Iberdrola........................................      689
    13,450   Telefonica de Espana.............................      599
                                                                -------
                                                                  1,288
                                                                -------
  SWEDEN (1.0%)
    66,400   Nordbanken Holding AB............................      426
                                                                -------
  SWITZERLAND (8.7%)
        50   ABB AG (Bearer)..................................       59
        65   Ascom Holdings AG (Bearer).......................      102
       853   Cie Financiere Richemont AG, Class A.............    1,208
       420   Forbo Holding AG (Registered)....................      184
       390   Holderbank Financiere Glarus AG, Class B
               (Bearer).......................................      462
       593   Nestle (Registered)..............................    1,293
  (a)1,160   Swisscom AG (Registered).........................      486
                                                                -------
                                                                  3,794
                                                                -------
  UNITED KINGDOM (9.5%)
     6,400   Allied Domecq plc................................       59
    34,600   Blue Circle Industries plc.......................      179
   139,169   BTR plc..........................................      287
     5,900   Bank of Ireland..................................      129
    28,350   Burmah Castrol plc...............................      406
     8,955   Christian Salvesen plc...........................       14
    28,750   English China Clays plc..........................       78
    49,600   Imperial Tobacco Group plc.......................      531
    60,000   Matthews (Bernard) plc...........................      116
    19,400   Premier Farnell plc..............................       52
    58,100   Reckitt & Colman plc.............................      769
    55,390   Royal & Sun Alliance Insurance Group plc.........      452
   103,076   WPP Group plc....................................      627
    66,100   Wolseley plc.....................................      418
                                                                -------
                                                                  4,117
                                                                -------
  UNITED STATES (33.3%)
       545   Albertson's, Inc.................................       35
     5,525   Aluminum Company of America......................      412
    35,970   American Stores Co...............................    1,329
    10,365   B. F. Goodrich Co................................      372
 (a)13,150   BJ's Wholesale Club, Inc.........................      609
     3,200   BankBoston Corp..................................      125
    17,100   Boise Cascade Corp...............................      530
    10,950   Borg-Warner Automotive, Inc......................      611
 (a)24,000   Cadiz Inc........................................      183
    24,300   COMSAT Corp......................................      875
     9,500   Chase Manhattan Corp.............................      647
 (a)33,150   Data General Corp................................      545

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------

  UNITED STATES (CONT.)
     9,000   Enhance Financial Services Group, Inc............  $   270
    11,650   Finova Group, Inc................................      628
 (a)22,750   GenRad, Inc......................................      358
     5,400   Georgia Pacific Corp.............................      316
  (a)3,700   Homebase, Inc....................................       23
    19,300   Houghton Mifflin Co..............................      912
     8,530   IBP, Inc.........................................      248
 (a)14,600   InteliData Technologies Corp.....................       19
    12,860   MBIA, Inc........................................      843
     6,450   Mellon Bank Corp.................................      443
  (a)7,250   NCR Corp.........................................      303
 (a)15,470   Noble Drilling Corp..............................      200
 (a)26,595   Ocean Energy, Inc................................      168
    11,800   Penncorp Financial Group, Inc....................       12
    10,600   Pharmacia & Upjohn, Inc..........................      600
    26,500   Philip Morris Cos., Inc..........................    1,418
     6,690   Tecumseh Products Co., Class A...................      312
    11,350   Tenneco, Inc.....................................      387
     5,900   UST Corp.........................................      139
    16,000   Unicom Corp......................................      617
                                                                -------
                                                                 14,489
                                                                -------
TOTAL COMMON STOCKS (COST $36,811)............................   39,945
                                                                -------
PREFERRED STOCKS (0.2%)
  GERMANY (0.2%)
  (a)1,930   Volkswagen AG (COST $97).........................       96
                                                                -------

  NO. OF                                                          VALUE
  UNITS                                                           (000)
-----------------------------------------------------------------------

UNITS (0.2%)
  IRELAND (0.2%)
    13,500   Clondalkin Group plc (COST $112).................       97
                                                                -------

  NO. OF
  RIGHTS
----------

RIGHTS (0.0%)
  SPAIN (0.0%)
 (a)13,450   Telefonica S.A., expiring 1/30/99 (COST $0)......       12
                                                                -------
TOTAL FOREIGN & U.S. SECURITIES (92.1%) (COST $37,020)........   40,150
                                                                -------

   FACE
  AMOUNT
  (000)
----------

SHORT-TERM INVESTMENT (7.8%)
 REPURCHASE AGREEMENT (7.8%)
    $3,378   Chase Securities, Inc., 4.45%, dated 12/31/98,
               due 1/4/99, to be repurchased at $3,380,
               collateralized by U.S. Treasury Bonds, 10.375%,
               due 11/15/12, valued at $3,413 (COST $3,378)...    3,378
                                                                -------


                                                                  VALUE
                                                                  (000)
-----------------------------------------------------------------------

FOREIGN CURRENCY (0.1%)
FRF     25   French Franc.....................................  $     5
ESP   4,284  Spanish Peseta...................................       30
                                                                -------
TOTAL FOREIGN CURRENCY (COST $35).............................       35
                                                                -------
TOTAL INVESTMENTS (100%) (COST $40,433).......................   43,563
                                                                -------

                                                VALUE
                                                (000)
-----------------------------------------------------

OTHER ASSETS (0.6%)
  Cash...............................  $   1
  Receivable for Investments Sold....    125
  Dividends Receivable...............     61
  Receivable for Portfolio Shares
   Sold..............................     54
  Foreign Withholding Tax Reclaim
   Receivable........................     10
  Other..............................      1      252
                                       -----
LIABILITIES (-0.6%)
  Payable for Foreign Currency
   Exchange Contracts................   (125)
  Investment Advisory Fees Payable...    (45)
  Payable for Investments
   Purchased.........................    (35)
  Professional Fees Payable..........    (30)
  Administrative Fees Payable........     (9)
  Custodian Fees Payable.............     (8)
  Payable for Portfolio Shares
   Redeemed..........................     (3)
  Other Liabilities..................     (7)    (262)
                                       -----  -------
NET ASSETS (100%)...........................  $43,553
                                              -------
                                              -------
NET ASSET VALUE, OFFERING AND
  REDEMPTION
  PRICE PER SHARE
Applicable to 3,314,064 outstanding $0.001
  par value shares (authorized 9,000,000,000
  shares)...................................  $ 13.14
                                              -------
                                              -------
NET ASSETS CONSIST OF:
Paid in Capital.............................  $40,246
Overdistributed Net Investment Income.......      (13)
Accumulated Net Realized Gain...............      190
Unrealized Appreciation on Investments and
  Foreign Currency Translations.............    3,130
                                              -------
NET ASSETS..................................  $43,553
                                              -------
                                              -------

---------------

(a)   --  Non-income producing security
NCS   --  Non Convertible Shares

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                               DECEMBER 31, 1998

----------------------------------------------------------------

At December 31,1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                 NET
  COST     APPRECIATION   (DEPRECIATION)    APPRECIATION
  (000)        (000)           (000)            (000)
---------  -------------  ---------------  ---------------
$  40,398    $   5,422       $  (2,292)       $   3,130

----------------------------------------------------------------

For the year ended December 31, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $30,113,000 and $5,868,000, respectively. There were no purchases and sales of long-term U.S. Government securities during the year ended December 31, 1998.
Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For period from November 1, 1998 to December 31, 1998, the Portfolio incurred and elected to defer until January 1, 1999 for U.S. Federal income tax purposes, net currency losses of approximately $26,000.

----------------------------------------------------------------

        SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                                      % OF
                                          MARKET       NET
SECTOR DIVERSIFICATION                     VALUE     ASSETS
----------------------------------------  -------   ---------
Capital Equipment.......................  $ 6,897       15.8%
Consumer Products.......................   11,772       27.0
Energy..................................    1,674        3.8
Finance.................................    7,272       16.7
Gold Mines..............................      983        2.2
Materials...............................    3,345        7.7
Multi-Industry..........................      814        1.9
Services................................    6,525       15.0
Technology..............................      868        2.0
                                          -------   ---------
Total Foreign and U.S. Securities.......  $40,150       92.1%
                                          -------   ---------
                                          -------   ---------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                              YEAR ENDED
                                       DECEMBER 31, 1998
                                                   (000)
--------------------------------------------------------

INVESTMENT INCOME:
  Dividends                            $             519
  Interest                                           168
  Less: Foreign Taxes Withheld                       (39)
                                                  ------
    Total Income                                     648
                                                  ------
EXPENSES:
  Investment Advisory Fees                           236
  Less: Fees Waived                                 (141)
                                                  ------
  Net Investment Advisory Fees                        95
  Administrative Fees                                 84
  Professional Fees                                   57
  Shareholder Reports                                 65
  Custodian Fees                                      34
  Directors' Fees and Expenses                         2
  Other                                                5
                                                  ------
    Net Expenses                                     342
                                                  ------
Net Investment Income                                306
                                                  ------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                   311
  Foreign Currency Transactions                      (42)
                                                  ------
    Net Realized Gain                                269
                                                  ------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                      2,310
  Foreign Currency Translations                      (14)
                                                  ------
    Change in Unrealized
     Appreciation/Depreciation                     2,296
                                                  ------
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                        2,565
                                                  ------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $           2,871
                                                  ------
                                                  ------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  PERIOD FROM
                                              YEAR ENDED  JANUARY 2, 1997* TO
                                       DECEMBER 31, 1998    DECEMBER 31, 1997
                                                   (000)                (000)
-----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                $             306  $                96
  Net Realized Gain                                  269                  332
  Change in Unrealized
    Appreciation/Depreciation                      2,296                  834
                                                --------              -------
  Net Increase in Net Assets
    Resulting from Operations                      2,871                1,262
                                                --------              -------
DISTRIBUTIONS:
  Net Investment Income                             (282)                 (96)
  Net Realized Gain                                 (243)                (205)
                                                --------              -------
  Total Distributions                               (525)                (301)
                                                --------              -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                       42,627               14,602
 Distributions Reinvested                            525                  172
 Redeemed                                        (16,652)              (1,028)
                                                --------              -------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions                26,500               13,746
                                                --------              -------
 Total Increase in Net Assets                     28,846               14,707
NET ASSETS:
  Beginning of Period                             14,707                   --
                                                --------              -------
  End of Period (Including
    overdistributed net investment
    income of $(13) and $(2),
    respectively)                      $          43,553  $            14,707
                                                --------              -------
                                                --------              -------
-----------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                            3,307                1,324
      Shares Issued on Distributions
       Reinvested                                     41                   15
      Shares Redeemed                             (1,286)                 (87)
                                                --------              -------
    Net Increase in Capital Shares
     Outstanding                                   2,062                1,252
                                                --------              -------
                                                --------              -------
-----------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                               PERIOD FROM
                                                    YEAR ENDED         JANUARY 2, 1997* TO
SELECTED PER SHARE DATA AND RATIOS           DECEMBER 31, 1998           DECEMBER 31, 1997
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $              11.74     $                 10.00
                                                       -------                     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                   0.10                        0.08
  Net Realized and Unrealized Gain                        1.48                        1.92
                                                       -------                     -------
  Total From Investment Operations                        1.58                        2.00
                                                       -------                     -------
DISTRIBUTIONS
  Net Investment Income                                  (0.09)                      (0.08)
  Net Realized Gain                                      (0.09)                      (0.18)
                                                       -------                     -------
  Total Distributions                                    (0.18)                      (0.26)
                                                       -------                     -------
NET ASSET VALUE, END OF PERIOD            $              13.14     $                 11.74
                                                       -------                     -------
                                                       -------                     -------
TOTAL RETURN                                             13.47%                      20.04%
                                                       -------                     -------
                                                       -------                     -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $             43,553     $                14,707
Ratio of Expenses to Average Net
  Assets                                                  1.15%                       1.15%**
Ratio of Net Investment Income to
  Average Net Assets                                      1.03%                       1.24%**
Portfolio Turnover Rate                                     22%                         20%
------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                $               0.04     $                  0.09
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                          1.63%                       2.43%**
  Net Investment Income/Loss to
    Average Net Assets                                    0.56%                      (0.04)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of January 6, 1999, the Fund's name changed to the Morgan Stanley Dean Witter Universal Funds, Inc. As of December 31, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). An additional Portfolio, the Money Market Porftolio, commenced operations on January 5, 1999.

The accompanying financial statements relate to the Global Equity Portfolio. Please refer to the Portfolio's Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When a Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchased securities cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios:

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which expire one treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on portfolio securities or other financial instruments. A Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instrument to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by the Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject a Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                      FROM             MORE
     FIRST       $500 MILLION TO       THAN
 $500 MILLION      $1 BILLION       $1 BILLION
---------------  ---------------  ---------------
       0.80%            0.75%            0.70%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund shares local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States have been held by Morgan Stanley Trust Company ("MSTC"), which was an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by the Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody,

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------

investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund paid MSTC fees of approximately $17,000.

In addition, through September 30, 1998, the Portfolio incurred interest expense on balances with MSTC of approximately $1,000.

E. OTHER: During the year ended December 31, 1998, the Portfolio paid brokerage commissions to Morgan Stanley & Co., Incorporated, an affiliated broker/dealer, of approximately $12,000.

At December 31, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio has shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Morgan Stanley Dean Witter Universal Funds, Inc.
(formerly Morgan Stanley Universal Funds, Inc.) -
Global Equity Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.- Global Equity Portfolio (hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 2, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 8, 1999

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

For the year ended December 31, 1998, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 50.0%.

For the year ended December 31, 1998, the Portfolio has designated a 20% long-term capital gain of approximately $113,000.

For the year ended December 31, 1998, the Portfolio intends to pass through to shareholders foreign tax credits of approximately $39,000 and has derived gross income from sources within foreign countries in the amount of approximately $325,000.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley Dean Witter
 Investment Management Limited;
Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment Management
 Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

OFFICERS

Stefanie V. Chang

VICE PRESIDENT

James A. Gallo

VICE PRESIDENT

Harold J. Schaaff, Jr.

VICE PRESIDENT

Joseph P. Stadler

VICE PRESIDENT

Lorraine Truten

VICE PRESIDENT

Valerie Y. Lewis

SECRETARY

Joanna M. Haigney

TREASURER

Belinda A. Brady

ASSISTANT TREASURER

Karl O. Hartmann

ASSISTANT SECRETARY

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.